UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

CADRENAL THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

822 A1A North, Suite 306
Ponte Vedra, Florida 32082

July 31, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Cadrenal Therapeutics, Inc.:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Cadrenal Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting will be held virtually on Wednesday, September 24, 2025 at 10:00 a.m. Eastern Time via live webcast, which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2025. Additional information regarding attending the annual meeting, voting your shares and submitting questions in advance of the annual meeting can be found in the proxy statement.

The purpose of the 2025 Annual Meeting and the matters to be acted on are stated below in this Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2025 Annual Meeting. At the 2025 Annual Meeting, stockholders will vote on the following matters:

(1)    to elect the one (1) nominee for Class III director named in the accompanying proxy statement to our Board of Directors, to serve a three-year term expiring at the 2028 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified (the “Director Proposal” or “Proposal 1”);

(2)    to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending on December 31, 2025 (the “Auditor Ratification Proposal” or “Proposal 2”); and

(3)    to transact such other business as may properly come before the 2025 Annual Meeting or any adjournments or postponements of the 2025 Annual Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on July 28, 2025 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2025 Annual Meeting or any adjournment or postponement of the 2025 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection during the ten days preceding the meeting at the Company’s offices located at 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability of Proxy Materials and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the 2025 Annual Meeting, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice of Internet Availability of Proxy Materials) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the 2025 Annual Meeting if you desire to do so, as your proxy is revocable and voting your shares at the 2025 Annual Meeting will automatically revoke any prior vote by proxy.

On behalf of the Board of Directors and the employees of Cadrenal Therapeutics, Inc., we thank you for your continued support and look forward to speaking with you at the 2025 Annual Meeting.

/s/ Quang X. Pham
Quang X. Pham
Chairman and Chief Executive Officer

This Notice of Annual Meeting of Stockholders, the proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.proxyvote.com and on our website at www.cadrenal.com.

Note:    The 2025 Annual Meeting will be a virtual meeting conducted via live webcast. The annual meeting format will be a live audio webcast where you can view presentation materials made available online. There will be no physical in-person meeting. To attend the live audio webcast for access to the 2025 Annual Meeting, please visit www.virtualshareholdermeeting.com/CVKD2025. Additional information regarding attending the annual meeting, voting your shares and submitting questions can be found in the proxy statement.

i

822 A1A North, Suite 306
Ponte Vedra, Florida 32082

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. References in this proxy statement to the “Company,” “Cadrenal,” “we,” “us,” and “our” refer to Cadrenal Therapeutics, Inc., a Delaware company. This proxy statement and form of proxy, together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which is not a part of our proxy solicitation materials, are being distributed and made available to our stockholders on or about July 31, 2025. Our principal executive offices are located at 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

Annual Meeting Information

Date and Time:	September 24, 2025 at 10:00 a.m., Eastern Time
Meeting Access:	Live Audio Webcast: www.virtualshareholdermeeting.com/CVKD2025
Record Date:	July 28, 2025
Voting:	Stockholders have one vote per share on all matters presented at the 2025 Annual Meeting

This year’s annual meeting will be a virtual meeting. You will be able to attend the annual meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/CVKD2025. The annual meeting format will be a live audio webcast where you can view presentation materials made available online. There will be no physical in-person meeting. You may submit questions in advance of the meeting via the internet at www.proxyvote.com when you vote your shares. You can submit a question up to 11:59 p.m. EDT on September 23, 2025. Please see “Additional Information About These Proxy Materials and Voting” for more information regarding the 2025 Annual Meeting.

Even if you plan to attend the virtual annual meeting, please vote in advance so that your vote will be counted if you later decide not to attend the virtual annual meeting.

Voting Matters and the Board’s Recommendation

Agenda Item	Board Vote Recommendation	Page Reference
Election of one Class III director named in the accompanying proxy statement to our Board of Directors, to serve a three-year term expiring at the 2028 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified	FOR the Director Nominee Named Herein	9
Ratification of WithumSmith+Brown, PC as Cadrenal’s independent registered public accounting firm for the 2025 fiscal year	FOR	19

In addition to these matters, stockholders may be asked to vote on such other business as may properly come before the 2025 Annual Meeting.

822 A1A North, Suite 306
Ponte Vedra, Florida 32082

PROXY STATEMENT

For the 2025 Annual Meeting of Stockholders to be held on September 24, 2025

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share (the “Common Stock”), of Cadrenal Therapeutics, Inc., a Delaware corporation (including its consolidated subsidiaries, referred to herein as “Cadrenal,” the “Company,” “we,” “our,” or “us”), in connection with the solicitation by the Board of Directors of Cadrenal (the “Board of Directors” or the “Board”) of proxies to be voted at our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) to be held virtually on Wednesday, September 24, 2025, beginning at 10:00 a.m., Eastern Time, via live audio webcast which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2025, and at any adjournment or postponement of our 2025 Annual Meeting. Only stockholders as of July 28, 2025 (the “Record Date”) may attend the 2025 Annual Meeting. The purpose of the 2025 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2025 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR the one (1) Class III director named herein for election to the Board of Directors; and (2) FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending on December 31, 2025.

ADDITIONAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING

We are providing you with these proxy materials because the Board of Directors, is soliciting your proxy to vote at the 2025 Annual Meeting including at any adjournments or postponements thereof, to be held virtually on Wednesday, September 24, 2025 at 10:00 a.m. Eastern Time, via live audio webcast which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2025.

You are invited to attend the 2025 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the 2025 Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy. The purpose of the 2025 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2025 Annual Meeting. The proxy materials, consisting of the Notice of Annual Meeting of Stockholders, this Proxy Statement, and the proxy card, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 13, 2025 (the “2024 Annual Report”), which is not a part of our proxy solicitation materials, are being distributed and made available on or about July 31, 2025. If you request printed versions of the proxy materials by mail, these proxy materials will also include the proxy card or voting instruction form for the 2025 Annual Meeting.

Q:     Who is soliciting my vote?

A:     The Board of Directors of Cadrenal is soliciting your proxy to vote at the 2025 Annual Meeting, including at any adjournments or postponements of the 2025 Annual Meeting.

Q.     Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

A:     We are utilizing an SEC rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice of Internet Availability of Proxy Materials (“Notice”). Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice or contact your bank, broker or other financial intermediary if you hold your shares beneficially in street name.

Q.     When were the proxy materials first sent or made available to stockholders?

A:     The Notice is being first mailed to stockholders on or about August 15, 2025. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

Q:     Who can vote at the 2025 Annual Meeting?

A:     Only stockholders at the close of business on the Record Date, July 28, 2025, will be entitled to vote at the 2025 Annual Meeting. On the Record Date, there were 2,046,854 shares of Common Stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on July 28, 2025 your shares were registered directly in your name with the Company’s transfer agent, Transfer Online, Inc., then you are a stockholder of record. As a stockholder of record, you may directly vote your shares at the virtual 2025 Annual Meeting or submit a proxy to have your shares voted. Even if you plan to attend the 2025 Annual Meeting, we urge you vote in advance to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 28, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2025 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock. Shares held in “street name” may be voted online during the 2025 Annual Meeting only if you obtain a legal proxy from the broker, bank or other nominee giving you the right to vote the shares.

Q:     When and where will the 2025 Annual Meeting be held?

A:	Date	Wednesday, September 24, 2025
	Time	10:00 a.m. (EDT)
	Location	Live Audio Webcast at: www.virtualshareholdermeeting.com/CVKD2025

Q:     How can I attend the 2025 Annual Meeting?

A:     As a record holder, you may attend the 2025 Annual Meeting by visiting www.virtualshareholdermeeting.com/CVKD2025 and entering the 16-digit control number included on your proxy card or Notice. The virtual annual meeting will begin promptly at 10:00 a.m. (EDT) on Wednesday, September 24, 2025. You may log in beginning at 9:30 a.m. (EDT).

We encourage you to access the virtual annual meeting prior to the start time leaving ample time to confirm that your Internet or Wi-Fi connection is sufficient to access the features of the virtual annual meeting, and to allow sufficient time to check-in. The virtual meeting platform is supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) that have the most updated version of applicable software and plugins installed. You should ensure that you have a strong Wi-Fi connection wherever you intend to participate in the 2025 Annual Meeting. While there is no fee to attend the virtual annual meeting, you may incur data or other fees imposed by your Internet or wireless carrier.

If you do not have a 16-digit control number, you may also visit www.virtualshareholdermeeting.com/CVKD2025 and log in as a guest. You will not be able to vote your shares during the virtual annual meeting if you participate as a guest.

The recording, reproduction or distribution of the virtual annual meeting, or any portion thereof, is strictly prohibited.

Q:     What if I am having technical difficulties?

A:     Technicians will be ready to assist you with any technical difficulties you may have in accessing the virtual annual meeting. Technical support will be available on the virtual annual meeting platform beginning at 9:30 a.m. (EDT) on the day of the 2025 Annual Meeting by calling the numbers posted on the log in page.

Q:     How do I submit a question for the 2025 Annual Meeting?

A.     You may submit questions in advance of the meeting via the internet at www.proxyvote.com when you vote your shares. You can submit a question up to 11:59 p.m. EDT on September 23, 2025.

Q:     What information is contained in the Proxy Statement?

A:     The information included in this Proxy Statement relates to the proposals to be voted on at the 2025 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:     How do I get electronic access to the proxy materials?

A:     This Proxy Statement and the 2024 Annual Report, which is not a part of our proxy solicitation materials, are or will be available at www.cadrenal.com and www.proxyvote.com.

Q:     What items of business will be voted on at the 2025 Annual Meeting?

A:     The two (2) items of business scheduled to be voted on at the 2025 Annual Meeting are: (1) the election of the one (1) Class III director named herein to the Board of Directors; and (2) the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending on December 31, 2025 (the “Auditor Ratification Proposal”).

Q:     How does the Board of Directors recommend that I vote?

A:     The Board of Directors recommends that you vote your shares (1) FOR the one (1) nominee for Class III director named herein for election to the Board of Directors; and (2) FOR the Auditor Ratification Proposal.

Q:     What shares can I vote?

A:     You may vote or cause to be voted all shares owned by you as of the close of business on July 28, 2025, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:     How may I vote?

A:     If you are a stockholder of record or hold a valid proxy, you can attend and vote electronically at the 2025 Annual Meeting through the virtual annual meeting platform. You may also vote on the internet, prior to 11:59 p.m. EDT on September 23, 2025, by visiting www.proxyvote.com. Alternatively, you may call 1-800-690-6903 to vote your shares, which voting will also close at 11:59 p.m. EDT on September 23, 2025 or you may sign, date and mail the proxy card, which must be received on or before September 23, 2025.

You may either vote FOR the nominee to the Board of Directors or you may WITHHOLD your vote for the nominee. With respect to Proposal 2 you may vote FOR, AGAINST, or ABSTAIN. On Proposal 2 if you ABSTAIN, it has the same effect as a vote AGAINST.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you can attend and vote electronically at the 2025 Annual Meeting through the virtual annual meeting platform. You may also have your shares voted by proxy by mail, through the internet or by telephone by following the instructions provided in your proxy card or Notice. We urge you to have your shares voted by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instruction from that organization. Follow the instructions from your broker or bank included with the Notice or proxy materials, or contact your broker or bank to request a proxy form.

Q:     How many votes do I have?

A:     On each matter to be voted upon, you have one vote for each share of Common Stock you own as of July 28, 2025.

Q:     What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote at the 2025 Annual Meeting or by proxy, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not be able to vote your shares on such matter, often referred to as a broker non-vote. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instruction.

Q:     What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:     If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, FOR the election of the nominee for director, and FOR Proposal 2. The persons named as proxies will also be authorized to vote in their discretion upon such other matters as may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof. If any nominee for director is unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee as the Board recommends.

Q:     Can I change my vote or revoke my proxy?

A:     You may change your vote or revoke your proxy at any time before the final vote at the 2025 Annual Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082; (2) submit a later-dated proxy (either by mail, telephone or internet), subject to the voting deadlines that are described on the Notice or proxy card, as applicable; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2025 Annual Meeting and voting by internet. Attendance at the 2025 Annual Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your voting instructions by following the instructions provided by your broker or bank.

Q:     Who can help answer my questions?

A:     If you have any questions about the 2025 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you should contact the Corporate Secretary, Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082, or by phone at (904) 300-0701.

Q:     How are votes counted?

A:     In the election of directors, you may vote FOR the nominee for Class III director named herein or you may direct your vote to be WITHHELD with respect to the nominee.

With respect to Proposal 2 you may vote, FOR, AGAINST or ABSTAIN. On Proposal 2, if you ABSTAIN, it has the same effect as a vote AGAINST.

If you provide specific instructions, your shares will be voted as you instruct.

Q:     What is a quorum and why is it necessary?

A:     Conducting business at the 2025 Annual Meeting requires a quorum. A quorum will be present if stockholders holding at least thirty-four percent (34%) of the outstanding shares entitled to vote at the 2025 Annual Meeting are present at the 2025 Annual Meeting, by logging into the meeting pursuant to the instructions provided herein, or represented by proxy. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the 2025 Annual Meeting by logging in as instructed herein. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on proposals on which brokers do not have discretionary authority. This is called a “broker non-vote.” Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the 2025 Annual Meeting may be adjourned to another date by the chairperson of the 2025 Annual Meeting or the vote of the stockholders holding a majority of the shares present at the meeting or represented by proxy.

Q:     What is the voting requirement to approve each of the proposals?

A:     For Proposal 1 (the election of directors), the person named herein receiving the highest number of FOR votes (from the holders of votes of shares present at the 2025 Annual Meeting or represented by proxy at the 2025 Annual Meeting and entitled to vote on the election of directors) will be elected. Only votes FOR will affect the outcome. WITHHELD votes and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2 (the Auditor Ratification Proposal), must receive the affirmative vote from the holders of a majority of those shares present at the 2025 Annual Meeting or represented by proxy and entitled to vote on that proposal at the 2025 Annual Meeting. Accordingly, abstentions on this proposal will have the same effect as a vote AGAINST the proposal. Although ratification is not required by our Bylaws or otherwise, we are submitting the selection of WithumSmith+Brown, PC to you for ratification as a matter of good corporate practice. Because Proposal 2 is a routine matter for which brokers have discretion, broker non-votes should not exist for this matter. Proposal 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board of Directors (the “Audit Committee”) or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Cadrenal and its stockholders.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The routine matter to be submitted to our stockholders at the 2025 Annual Meeting is Proposal 2 and with respect to such proposal there should be no broker-non-votes. If you do not direct your broker how to vote on the Auditor Ratification Proposal, your broker may exercise discretion and may vote your shares on such proposal in its discretion. Proposal 1 is not a routine matter. Accordingly, if you do not direct your broker how to vote for the nominee for director in Proposal 1, your broker may not exercise discretion and may not vote your shares on such proposal.

For purposes of Proposal 1, broker non-votes are not considered to be “votes cast” at the 2025 Annual Meeting. As such, a broker non-vote will not be counted as a vote FOR or WITHHELD with respect to a director in Proposal 1; and, therefore, will have no effect on the outcome of the vote on any such proposal.

We encourage you to vote FOR the nominee named in Proposal 1 and vote FOR Proposal 2.

Q:     What should I do if I receive more than one Proxy Statement?

A:     You may receive more than one Proxy Statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Proxy Statement. Please follow the voting instructions on all of the Proxy Statements to ensure that all of your shares are voted.

Q:     Where can I find the voting results of the 2025 Annual Meeting?

A:     We intend to announce preliminary voting results at the 2025 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2025 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2025 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:     What happens if additional matters are presented at the 2025 Annual Meeting?

A:     Other than the two (2) items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2025 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Quang X. Pham, our Chief Executive Officer, and Matthew Szot, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2025 Annual Meeting. If for any unforeseen reason our nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any candidate nominated by the Board of Directors.

Q:     Who will count the votes?

A:     One or more inspectors of election will tabulate the votes.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Cadrenal or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the 2025 Annual Meeting?

A:     The Board of Directors is making this solicitation on behalf of Cadrenal, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards.

Q:     When are stockholder proposals and director nominations due for next year’s annual meeting?

A:     Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing not later than April 2, 2026 at Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082. If you wish to submit a proposal (including a director nomination) at the 2026 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2026 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2026 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the 2025 Annual Meeting. As a result, stockholders who intend to present proposals at the 2026 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on May 27, 2026 and no later than the close of business on June 26, 2026. However, if we hold the 2026 Annual Meeting on a date that is not within 30 days before or 30 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made. In addition, the stockholder must comply with the requirements set forth in our Bylaws and the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2026 Annual Meeting.

See “Stockholder Proposals For the 2026 Annual Meeting.”

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of four (4) directors and is divided into three classes. Each class serves for three (3) years, with the terms of office of the respective classes expiring in successive years. The director in Class III is standing for election at the 2025 Annual Meeting, directors in Class I will stand for election at the 2026 Annual Meeting and the director in Class II will stand for election at the 2027 Annual Meeting of Stockholders. The terms of office of directors in Class I and Class II do not expire until the Annual Meetings of Stockholders held in 2026 and 2027, respectively.

At the recommendation of our Nominating and Corporate Governance Committee, the Board of Directors proposed that Steven Zelenkofske, as Class III nominee, who is currently serving as a director in Class III, be elected as a Class III director for a three-year term expiring at the 2028 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal.

Shares represented by proxies will be voted “FOR” the election of the director nominee named below, unless the proxy is marked to withhold authority to so vote. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. The nominee has consented to being named in this Proxy Statement and has indicated his intent to serve if elected. The Company has no reason to believe that the nominee named below will be unable or unwilling to serve as a director if elected. Proxies may not be voted for more than one director. Stockholders may not cumulate votes for the election of directors.

Nominee to the Board of Directors

The Class III director nominee and his age, position with our company and the expiration of his term on the Board of Directors (assuming he is re-elected at the 2025 Annual Meeting) are provided in the table below and in the additional biographical description set forth in the text below the table.

Name of Director Nominee	Age	Position	Director Since	Current Term Expires
Steven Zelenkofske	66	Director	2023	2028

Steven Zelenkofske, D.O.

Dr. Steven Zelenkofske has served on our Board of Directors since January 2023. Dr. Zelenkofske has served on the Board of Directors of Dinaqor AG since May 2020. He is currently serving as President of SLZ Consulting, LLC. He has served as Chief Medical Officer of SwanBio Therapeutics since June 1, 2020 until September 2022. Dr. Zelenkofske is also an advisor to Veralox Therapeutics, Inc., as Chair of the Scientific Advisory Board, a position he has held since March 2020. Previously, he served as Executive Vice President and Chief Medical Officer of Achillion Pharmaceuticals, Inc. from August 2018 until April 2020. Dr. Zelenkofske also served as Chief Medical Officer of uniQure N.V., from June 2017 to August 2018. Prior to joining uniQure, N.V., Dr. Zelenkofske was Vice President and Therapeutic Head of Cardiovascular/Metabolism for AstraZeneca, a biopharmaceutical company, from November 2014 to June 2017. From January 2009 to November 2014, Dr. Zelenkofske was Senior Vice President Clinical and Medical Affairs and Chief Medical Officer of Regado Biosciences, Inc., a biotechnology company. Dr. Zelenkofske has held leadership positions at Sanofi Pharmaceuticals, a global healthcare company, Boston Scientific, a medical device company, and Novartis Pharmaceuticals, a global healthcare company. Dr. Zelenkofske holds Bachelor of Science and Master of Science degrees from Emory University and a Doctor of Osteopathic Medicine degree from the Philadelphia College of Osteopathic Medicine. He conducted his graduate medical education at the Philadelphia College of Osteopathic Medicine and is board-certified in internal medicine, cardiology and cardiac electrophysiology. We believe that Dr. Zelenkofske is qualified to serve on our Board of Directors due to his knowledge and experience working in the biotech and pharmaceutical space will assist us as we work to complete our drug development and commercialization activities.

Vote Required

Provided that a quorum is present, if the nominee for director receives a plurality of the votes cast at the 2025 Annual Meeting or by proxy he will be elected. Accordingly, the nominee receiving the highest number of votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION
OF THE NOMINEE LISTED ABOVE AS CLASS III DIRECTOR

CONTINUING DIRECTORS

The directors who are serving terms that end following the 2025 Annual Meeting and their ages, position, length of service on the Board of Directors and the expiration of their respective terms are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since	Term Expires
Class I Directors
Quang X. Pham	60	Chairman & CEO	2022	2026
Glynn Wilson	78	Director	2023	2026

Class II Director
John Murphy	75	Director	2023	2027

Class I Directors

Quang X. Pham, Chairman and Chief Executive Officer

Quang X. Pham has served as our Chief Executive Officer since he formed the Company. Since October 2023, he has served as a director of Cognition Ads, a privately-held cloud ad tech company. He previously served as Chief Executive Officer, Chairman of the Board of Directors and co-founder of Espero BioPharma, Inc. (“Espero”), the previous sponsor of the tecarfarin IND, since its formation in March 2015 until July 2020, at which time a petition for assignment for the benefit of creditors was filed in the Delaware Chancery Court, seeking an assignment of Espero’s assets. He then served as a consultant to HESP LLC, the assignee of Espero, from July 2020 until December 2021. From February 2012 to August 2015, Mr. Pham was a partner with D+R LATHIAN, LLC, a life sciences multichannel marketing agency. Prior to joining D+R LATHIAN, he founded and served as Chairman and Chief Executive Officer of Lathian Systems, Inc., a digital and database marketing company serving the pharmaceutical industry from 2000 until 2003 and from 2008 until 2012 when the company was acquired by D&R Communications, LLC in February 2012. He has a Bachelor of Arts in Economics from UCLA, and served as a U.S. Marine Corps Officer. We believe Mr. Pham is qualified to serve on our Board of Directors because of his significant business, mergers and acquisitions, and fundraising experience, numerous interactions with the FDA, continuous eight-year history with tecarfarin development, and his extensive knowledge of the pharmaceutical industry and our competitors.

Glynn Wilson, Ph.D.

Dr. Glynn Wilson has served on our Board of Directors since January 2023. He is currently Chief Executive Officer and Director of Caring Brands, Inc. He was on the Board of Directors of Jupiter Wellness, Inc. (“Jupiter”) since November 2018, serving as Chairman since October 2019. Dr. Wilson also served as Jupiter’s Chief Scientific Officer since April 2021 and served as its Head of Research and Development from October 2019 to July 2021. Dr. Wilson previously served as a Director of TapImmune, Inc. from February 2005 until October 2018 and as Chief Executive Officer from July 2009 through September 2017. Dr. Wilson also served as President of Auriga Laboratories, Inc. from June 1, 2005 through March 13, 2006, and as Chief Scientific Officer from March 13, 2006 through August 25, 2006. He was the Chief Scientific Officer at Tacora Corporation from 1994 to 1997 and was the Vice-President, R&D, at Access Pharmaceuticals from 1997 to 1998. Dr. Wilson was Research Area Head, Cell and Molecular Biology in Advanced Drug Delivery at Ciba-Geigy Pharmaceuticals from 1984 – 1989 and Worldwide Head of Drug Delivery at SmithKline Beecham from 1989 to 1994. He was a faculty member at Rockefeller University, New York, in the laboratory of the Nobel Laureates, Sanford Moore and William Stein, from 1974 to 1979. Dr. Wilson is a recognized leader in the development of drug delivery systems and has been involved in taking lead products & technologies from concept to commercialization. Dr. Wilson has a Ph.D. in Biochemistry and conducted medical research at The Rockefeller University, New York. We believe that Dr. Wilson’s extensive background of success in corporate management and product development, with tenures in both multinational and start-up biotech organizations, will assist us as we work to complete our drug development and commercialization activities.

Class II Director

John R. Murphy

John R. Murphy has served on our Board of Directors since January 2023. Since 2003, John R. Murphy has served on the Board of Directors of O’Reilly Automotive, Inc., where he served as Chairman of the Audit Committee from 2003 until 2019. Currently, he serves on the Audit Committee and Human Capital and Compensation Committee (Chair). Mr. Murphy also served on the Board of Directors of Summit Materials, Inc. from 2012 to 2024, where he was the Chair of the Audit Committee. Previously he served as a Director, Audit Committee Chairman, and Member of the Nominating and Governance Committee of Apria, Inc. (“Apria”) from August 2019 until April 2022. He also served on the Board of Directors of Alight Solutions LLC and was the Audit Committee Chairman from February 2020 until May 2022 and DJO Global, Inc. from 2012 until 2019. Mr. Murphy also previously served on the Board of Directors of Graham Packaging, Inc. and Accuride Corporation, Inc. He previously served as Interim Chief Financial Officer of Summit Materials, Inc. in 2013, Senior Vice President and Chief Financial Officer of Smurfit-Stone Container Corporation from 2009 to 2010, and Chief Financial Officer, then President and Chief Operating Officer, then President and Chief Executive Officer with Accuride Corporation, Inc. from 1998 to 2008. Mr. Murphy holds a Bachelor of Science in Accounting from Pennsylvania State University and a Master of Business Administration from the University of Colorado, and is a Certified Public Accountant. We believe Mr. Murphy is qualified to serve on our Board of Directors due to his substantial experience guiding public company boards and knowledge and experience as chief financial officer.

Family Relationships

There are no family relationships among any of our directors or executive officers.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Under the rules of Nasdaq, independent directors must comprise a majority of our Board of Directors. The rules of Nasdaq, as well as those of the SEC, impose several requirements with respect to the independence of our directors. Our Board of Directors has conducted a review of its proposed composition, the composition of its proposed committees and the independence of each director in accordance with these rules. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that John R. Murphy, Dr. Steven Zelenkofske, and Dr. Glynn Wilson do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and the SEC. In making this determination, our Board of Directors considered relationships that each director has with the Company, including the transactions described under the section entitled “Certain Relationships and Related Party Transactions.”

Board Leadership Structure

The Board does not have a policy that requires the separation of the roles of Chief Executive Officer and Chairman of the Board. The Board annually reviews its leadership structure to assess what best serves the interests of the Company and its stockholders at a given time. Currently, our Chief Executive Officer also serves as our Chairman of the Board of Directors. Our Board of Directors does not have a lead independent director. The Board of Directors believes that an appropriate leadership structure depends on the opportunities and challenges facing a company at a given time. Our Board of Directors has determined the current leadership structure is appropriate and effective given our stage of development.

Risk Oversight

One of the Board of Directors’ key functions is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the effectiveness of our internal control over financial reporting and cybersecurity policies. Our Nominating and Corporate Governance Committee monitors our risk governance structure, risk assessment and risk management practices, as well as our risk appetite and strategy relating to key risks, and the guidelines, policies and processes related thereto. The Nominating and Corporate Governance Committee also has the responsibility to manage risks associated with the independence of the Board of Directors. Our Compensation Committee assesses and monitors the impact of our compensation policies and practices for all employees on our risk profile.

Board and Committee Meetings and Attendance

The Board of Directors and its committees currently meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During the fiscal year ended December 31, 2024, the Board of Directors held 5 meetings. The Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee met 5, 6, 3 times, respectively. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2024 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2024.

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of the Board of Directors to attend our annual meetings of stockholders. Two of our directors attended our annual meeting of stockholders for the 2024 fiscal year, virtually or via teleconference.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving Cadrenal and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the SEC. Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K.

A discussion of our current related person transactions appears in this Proxy Statement under “Transactions with Related Persons, Promoters and Certain Control Persons.”

Stockholder Communication with Directors

Historically, the Company has not provided a formal process related to stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner.

Stockholders and interested parties who wish to communicate with the Board of Directors, non-management members of the Board of Directors as a group, a committee of the Board of Directors or a specific member of the Board of Directors may do so by letters addressed to the attention of our Corporate Secretary. The address for these communications is: Cadrenal Therapeutics, Inc., c/o Corporate Secretary, 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in Cadrenal for review and possible response.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all officers, directors and employees, including those officers responsible for financial reporting. The full text of the Code of Conduct is posted on our website at www.cadrenal.com and a copy will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 822 A1A North, Suite 306, Ponte Vedra, Florida 32082. If we make any substantive amendments to the Code of Conduct or grant any waiver from a provision of the Code of Conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by SEC or the Nasdaq rules.

Insider Trading/Anti-Hedging/Anti-Pledging

We have adopted an insider trading policy (the “Trading Policy”) that is designed to promote compliance with federal securities laws, rules and regulations, as well as the rules and regulations of the Nasdaq Stock Market. The Trading Policy provides Cadrenal’s standards on trading and causing the trading of our securities or securities of other publicly traded companies while in possession of confidential information. It prohibits trading in certain circumstances and applies to us and all of our directors, officers and employees as well as independent contractors or consultants who have access to material nonpublic information of Cadrenal. Additionally, our Trading Policy imposes special additional trading restrictions applicable to all of our directors and executive officers. The Trading Policy also prohibits, among other things, short-term trading, short sales, options trading, hedging and pledging. Consequently, no employee, executive officer or director may enter into a hedge or pledge of the Company’s Common Stock, including short sales, derivatives, put options, swaps and collars. A copy of our Trading Policy is available on our website at www.cadrenal.com and is annexed as an exhibit to our 2024 Annual Report.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. As disclosed above, the Board of Directors has established an Audit Committee, a Compensation Committee and Nominating and Corporate Governance Committee. The Board of Directors may establish other committees to facilitate the management of our company’s business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq, and SEC rules and regulations as further described below. The charters for each of these committees are available on our website at www.cadrenal.com. Information contained on or accessible through our website is not a part of this Proxy Statement and the inclusion of such website address in this Proxy Statement is an inactive textual reference only.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Each committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq. Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors. From time to time, our Board of Directors may establish other ad hoc committees to facilitate the management of our business as it sees fit and in accordance with applicable law and our corporate governance documents.

The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Quang X. Pham	—	—	—
John Murphy	Chair	Member	—
Steven Zelenkofske	Member	Chair	Member
Glynn Wilson	Member	—	Chair

Audit Committee.    Our Audit Committee consists of John Murphy, Dr. Steven Zelenkofske and Dr. Glynn Wilson, with John Murphy serving as the Chair of the Audit Committee. Our Board of Directors has determined that all of the directors who serve on our Audit Committee are independent within the meaning of the rules and regulations of Nasdaq and Rule 10A-3 under the Exchange Act. In addition, our Board of Directors has determined that John Murphy qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq. The primary purpose of the Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. Specifically, the Audit Committee has the following duties and responsibilities:

•        select and hire the independent registered public accounting firm to audit our financial statements;

•        help to ensure the independence and performance of the independent registered public accounting firm;

•        approve audit and non-audit services and fees;

•        review financial statements and discuss with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

•        prepare the audit committee report that the SEC requires to be included in our annual proxy statement;

•        review reports and communications from the independent registered public accounting firm;

•        review the adequacy and effectiveness of our internal controls and disclosure controls and procedure;

•        review our policies on risk assessment and risk management;

•        review and approve related party transactions;

•        review and discuss our policies regarding information technology security and protection from cyber risks; and

•        establish and oversee procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.cadrenal.com.

Compensation Committee.    Our Compensation Committee consists of Dr. Steven Zelenkofske and John Murphy, with Dr. Steven Zelenkofske serving as the Chair of the Compensation Committee. Our Board of Directors has determined that all of the directors who serve on our Compensation Committee are independent under the listing standards, are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. Our Compensation Committee oversees our compensation policies, plans and benefits programs. The Compensation Committee also has the following duties and responsibilities:

•        oversee our overall compensation philosophy and compensation policies, plans and benefit programs;

•        review and recommend to our Board of Directors for approval compensation for our executive officers and directors;

•        prepare the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be an emerging growth company or a smaller reporting company; and

•        administer our equity compensation plans.

Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.cadrenal.com.

Nominating and Corporate Governance Committee.    Our Nominating and Corporate Governance Committee consists of Dr. Glynn Wilson and Dr. Steven Zelenkofske, with Dr. Glynn Wilson serving as the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee oversees and assists our Board of Directors in reviewing and recommending nominees for election as directors. All members who serve on the Nominating and Corporate Governance Committee are independent directors as defined under the listing standards of Nasdaq. Specifically, the Nominating and Corporate Governance Committee is responsible for:

•        identifying, evaluating and making recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees, including consideration of recommendations for election to the Board of Directors by stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws;

•        considering and making recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

•        reviewing developments in corporate governance practices;

•        evaluating the adequacy of our corporate governance practices and reporting; and

•        evaluating the performance of our Board of Directors and of individual directors.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The Nominating and Corporate Governance Committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the Nominating and Corporate Governance Committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the Nominating and Corporate Governance Committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an “audit committee financial expert.” The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The Nominating and Corporate Governance Committee also will consider nominees recommended by our stockholders.

The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. In considering any person recommended by one of our stockholders, the Nominating and Corporate Governance Committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors, including the minimum criteria set forth above. The Nominating and Corporate Governance Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Corporate Governance Committee does not have a set policy or process for considering diversity in identifying nominees, but endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of Nasdaq, a copy of which is available on our website at www.cadrenal.com.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee will be serving, or will have ever served, as an officer or employee of ours. None of our executive officers currently serves, or has served during the last completed year, as a member of the Board of Directors, Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers who served as a member of our Board of Directors during the last completed year.

Limitation of Liability and Indemnification

Our amended and restated bylaws provide indemnification for our directors and executive officers to the fullest extent permitted by the Delaware General Corporation Law. The indemnification agreements that we have entered into with each of our current executive officers and directors may, in some cases, be broader than the specific indemnification provisions contained under Delaware law.

In addition, as permitted by Delaware law, our amended and restated certificate of incorporation includes provisions that eliminate the personal liability of our directors and officers for monetary damages resulting from breaches of certain fiduciary duties as a director or officer, as applicable, except to the extent such an exemption from liability thereof is not permitted under the Delaware General Corporation Law. The effect of these provisions is to restrict our rights and the rights of our stockholders in derivative suits to recover monetary damages against a director or officer for breach of fiduciary duties as a director or officer, subject to certain exceptions in which case the director or officer would be personally liable. An officer may not be exculpated for any action brought by or in the right of the corporation. A director may not be exculpated for improper distributions to stockholders. Further, pursuant to Delaware law, a director or officer may not be exculpated for:

•        any breach of his or her duty of loyalty to us or to our stockholders;

•        acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; and

•        any transaction from which the director or officer derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of directors and officers, then the liability of our directors and officers will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our certificate of incorporation does not eliminate the duty of care owed by our directors and officers and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect the responsibilities of directors and officers under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we will also be empowered to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors and officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

We have entered into separate indemnification agreements with each of our current executive officers and intend to enter, into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification that will be provided for in our amended and restated bylaws. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2024

Director Compensation

The following table shows certain information with respect to the compensation of all of our non-employee directors for the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Total ($)
John R. Murphy	$60,000	$—	$63,303	$123,303
Steven Zelenkofske, D.O.	$45,000	$—	$63,303	$108,303
Glynn Wilson, Ph.D.	$45,000	$—	$44,313	$89,313
Robert Lisicki(3)	$35,000	$—	$31,647	$66,647

____________

(1)      In accordance with SEC rules, this column reflects the aggregate fair value of the stock and option awards granted as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). The valuation assumptions used in determining such amounts are described in Note 1 and Note 10 to our audited financial statements included in the 2024 Annual Report. These amounts do not correspond to the actual value that may be realized by the Directors upon vesting or exercise of such awards.

For the fiscal year ended December 31, 2024, our directors received annual cash compensation in the amount of $35,000 and the Chair of the Audit Committee received an additional annual cash compensation of $25,000 per year and the Chair of the Compensation Committee and Nominating and Corporate Governance Committee each received additional annual cash compensation of $10,000 per year. From time to time, we may grant additional stock options to certain of our non-employee directors as compensation for their services as directors.

(2)      The table below shows the aggregate number of option awards outstanding at fiscal year-end of our non-employee directors.

(3)      Mr. Lisicki resigned from the Board on July 15, 2025.

Name	Number of Shares Subject to Outstanding Options as of December 31, 2024
John R. Murphy	13,334
Steven Zelenkofske, D.O.	10,000
Glynn Wilson, Ph.D.	8,000
Robert Lisicki(1)	8,333

____________

(1)      Mr. Lisicki resigned from the Board on July 15, 2025.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended December 31, 2024 was the firm of WithumSmith+Brown, PC. The Audit Committee has selected WithumSmith+Brown, PC as Cadrenal’s independent registered public accounting firm for fiscal 2025.

A representative of WithumSmith+Brown, PC is expected to be present either virtually or via teleconference at the 2025 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The affirmative vote of the holders of a majority of the shares present at the 2025 Annual Meeting or represented by proxy and entitled to vote on this matter at the 2025 Annual Meeting will be required to approve the ratification of the appointment of Cadrenal’s independent registered public accounting firm. Abstentions will be counted and will have the same effect as a vote against the proposal. Ratification of the appointment of WithumSmith+Brown, PC by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2025 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR RATIFICATION OF THE SELECTION OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2025.

AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed Cadrenal’s audited financial statements as of and for the year ended December 31, 2024 with the management of Cadrenal and WithumSmith+Brown, PC, Cadrenal’s independent registered public accounting firm. Further, the Audit Committee has discussed with WithumSmith+Brown, PC the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Cadrenal’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the financial statements.

The Audit Committee also has received the written disclosures and the letter from WithumSmith+Brown, PC required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to WithumSmith+Brown, PC’s independence from Cadrenal, and has discussed with WithumSmith+Brown, PC its independence from Cadrenal. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to Cadrenal is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Cadrenal and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining WithumSmith+Brown, PC’s independence. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of Cadrenal’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Cadrenal’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that Cadrenal’s audited financial statements for the year ended December 31, 2024 and management’s assessment of the effectiveness of Cadrenal’s internal control over financial reporting be included in Cadrenal’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of WithumSmith+Brown, PC as Cadrenal’s independent registered public accounting firm for the year ending December 31, 2025.

Submitted by the Audit Committee.

Members of the Audit Committee

John Murphy
Steven Zelenkofske
Glynn Wilson

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1        The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Cadrenal under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Fees Paid to the Independent Registered Public Accounting Firm

WithumSmith+Brown, PC serves as our independent registered public accounting firm.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2024 and December 31, 2023 by our auditors:

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$185,007	$112,300
Tax Fees	—	—
Audit-Related Fees	29,930	37,901
All Other Fees	—	—
Total	$214,937	$150,201

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***    Audit-related fees represents charges for work on registration statements including comfort letters and consents.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officers who are not directors.

Name	Age	Position(s)	Served as an Officer Since
Matthew Szot	51	Chief Financial Officer	2022
James Ferguson	71	Chief Medical Officer	2025
Jeffrey Cole	57	Chief Operating Officer	2024

Matthew Szot, Chief Financial Officer

Matthew Szot has served as our Chief Financial Officer since May 2022. From March 2010 to November 2021, Mr. Szot served as Executive Vice President and Chief Financial Officer of S&W Seed Company, a Nasdaq-listed agricultural seed biotechnology company. Since September 2020, Mr. Szot has served on the Board of Directors and as Chairman of the Audit Committee of INVO Fertility, Inc., a Nasdaq-listed commercial-stage fertility company. He also serves on the Board of Directors and as Chairman of the Audit and Nominating and Governance Committees of SenesTech, Inc., a Nasdaq-listed life science company with next-generation technologies for managing animal pest populations through fertility control. From June 2018 to August 2019, Mr. Szot served on the Board of Directors and as Chairman of the Audit Committee of Eastside Distilling, a Nasdaq-listed craft spirits company. From 2007 until 2011, Mr. Szot served as the Chief Financial Officer for Cardiff Partners, LLC, a strategic consulting company that provided executive financial services to various publicly traded and privately held companies. From 2003 to 2006, he served as Chief Financial Officer of Rip Curl, Inc., a market leader in wetsuit and action sports apparel products. From 1996 to 2003, Mr. Szot was a Certified Public Accountant with KPMG in the San Diego and Chicago offices and served as an Audit Manager for various publicly traded companies. Mr. Szot graduated from the University of Illinois, Champaign-Urbana with a BS in Agricultural Economics/Accountancy. He is a Certified Public Accountant in the State of California. Mr. Szot brings a wealth of knowledge in mergers and acquisitions, corporate strategy, equity and debt financings, corporate governance, SEC reporting and compliance, and developing and implementing financial and operational workflows and process improvements. He also has extensive experience in international operations, joint ventures, and technology license agreements.

James J. Ferguson III, Chief Medical Officer

James Ferguson has served as our Chief Medical Officer since February 2025. Dr. Ferguson is a well-recognized, industry-leading academic and clinical expert with over 25 years of experience in the cardiovascular space. Prior to joining Cadrenal, he served as the Chief Medical Officer of Matinas BioPharma Holdings, Inc. from February 2019 until October 2024 and as the Cardiovascular and Bone Therapeutic Area Head for U.S. Medical Affairs, at Amgen, multinational biopharmaceutical company, from 2016 to 2019. Prior to Amgen Dr. Ferguson held a number of senior positions at AstraZeneca, a multinational pharmaceutical and biopharmaceutical company, including Vice President of U.S. Cardiovascular Medical and Scientific External Relations, Therapeutic Area Vice President of Cardiovascular Global Medical Affairs, U.S. Development Brand Leader for BRILINTA®, and Senior Director, Clinical Research. Before joining AstraZeneca, he was Vice President of Surgical and Critical Care for The Medicines Company. In addition, Dr. Ferguson had more than 20 years of academic experience as the Associate Director of Clinical Cardiology Research at the Texas Heart Institute, Co-Director of the Cardiology Fellowship Training Program at St. Luke’s Episcopal Hospital in Houston, where he was an Associate Professor of Medicine at Baylor College of Medicine, and a Clinical Assistant Professor at the University of Texas Health Science Center at Houston. Dr. Ferguson has served on the Editorial Board of numerous peer-reviewed journals and has over 400 publications and book chapters. Dr. Ferguson received his B.A. (cum Laude) in Biology from Harvard University, his M.D. from the University of Pennsylvania School of Medicine and completed his post-graduate training at the University of Michigan Medical Center, Ann Arbor, Michigan and Beth Israel Hospital, Boston, Massachusetts.

Jeffrey Cole, Chief Operating Officer

Jeffrey Cole has served as our Chief Operating Officer since February 2024. Mr. Cole brings over 25 years of experience in global pharmaceutical manufacturing and commercial operations, finance, and corporate development. Prior to his appointment as Chief Operating Officer, he served as a consultant to the Company beginning in July 2022. Since August 2010, Mr. Cole has served as Principal of J. Scott Capital, LLC, a firm that provides executive and capital resources to emerging growth life science organizations, including Cadrenal prior to his appointment as Chief Operating Officer. From March 2015 to July 2020, he served as President, Chief Financial Officer and co-founder of Espero, where he also served as a director from April 2016 until August 2018. From August 2010 to February 2015, he served as President and co-founder of MarcasUSA, LLC, a marketer and distributor of over-the-counter pharmaceuticals.

From May 2008 to August 2010, Mr. Cole was Chief Financial Officer of Legacy Pharmaceuticals International GmbH, a global contract manufacturing organization, and founding President of its generic pharmaceuticals subsidiary Solco Healthcare U.S., Inc. From February 2002 to May 2008, Mr. Cole held various executive positions at Valeant Pharmaceuticals International, Inc. (now Bausch Health Companies), including General Manager, Vice President of Corporate Development, and Chief Financial Officer for North America. Prior to the pharmaceutical industry, Mr. Cole worked in the technology industry from January 2000 to January 2002. Mr. Cole also served as Principal in the Financial Management Consulting practice at PricewaterhouseCoopers from July 1994 to January 2000. Mr. Cole holds an MBA with honors from the University of Michigan and a BS in accounting from the University of Southern California.

EXECUTIVE COMPENSATION

Our named executive officers for the year ended December 31, 2024, which consist of our principal executive officer and the next most highly compensated executive officers, are:

•        Quang X. Pham, Chairman and Chief Executive Officer

•        Matthew Szot, Chief Financial Officer

•        Jeffrey Cole, Chief Operating Officer

Summary Compensation Table

The following table shows compensation awarded to or earned by our named executive officers, for the fiscal years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Award ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Quang X. Pham	2024	$708,750	$407,531	—	$93,300	—	$13,800	(3)	$1,223,381
Chief Executive Officer	2023	$662,500	$292,950	—	—	—	$11,550	(3)	$967,000

Matthew Szot	2024	$435,850	$263,126	—	$155,503	—	$13,800	(4)	$868,279
Chief Financial Officer	2023	$377,180	$184,053	$250,000	—	—	$33,657	(4)	$844,890

Jeffrey Cole	2024	$363,721	$160,380	—	$154,950	—	$47,250	(5)	$726,301
Chief Operating Officer	2023	—	—	—	—	—	$24,875	(5)	$24,875

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(1)      Bonuses for 2024 were accrued as of December 31, 2024, but such bonuses were paid in the first quarter of 2025. Bonuses for 2023 were accrued as of December 31, 2023, but such bonuses were paid in February 2024.

(2)      In accordance with SEC rules, this column reflects the aggregate fair value of the stock and option awards granted as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). The valuation assumptions used in determining such amounts are described in Note 1 and Note 7 to our audited financial statements included in our 2024 Annual Report. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers upon vesting or exercise of such awards.

(3)      All other compensation for Mr. Pham included $13,800 and $11,550 of 401K employer match contributions for 2024 and 2023, respectively.

(4)      All other compensation for Mr. Szot in 2024 included $13,800 of 401K employer match contributions. All other compensation for Mr. Szot in 2023 included $12,888 of 401K employer match contributions and $20,769 of consulting fees prior to the Company’s IPO.

(5)      All other compensation for Mr. Cole in 2024 included $13,500 of 401K employer match contributions and $33,750 of consulting fees earned prior to his appointment as Chief Operating Officer effective February 8, 2024. All other compensation for 2023 represents $24,875 of consulting fees.

Agreements with Our Named Executive Officers

Quang X. Pham Employment Agreement

We entered into an employment agreement with Quang X. Pham, our Chief Executive Officer, on March 1, 2022. Mr. Pham’s employment is at-will. Mr. Pham’s annual base salary pursuant to the employment agreement was initially $420,000, which increased to $675,000 upon the completion of our initial public offering. On January 1, 2024, his salary was increased to $708,750 and on January 1, 2025, his salary was increased to $751,275. Mr. Pham is eligible for an annual target bonus of up to 50% of his base salary, with the actual amount of the bonus, if any, based upon the achievement by Mr. Pham and us of the applicable performance targets and goals as set by our board of directors or our compensation committee, with individual performance targets determined in consultation with Mr. Pham.

Pursuant to Mr. Pham’s employment agreement, we will need to provide 90 days’ written notice to terminate his employment without cause. If Mr. Pham resigns for Good Reason, as such term is defined in the employment agreement, or is terminated without cause (as such terms are defined below), he is entitled to (i) a lump sum payment equal to 24 months of his base salary, (ii) a lump sum payment equal to his target bonus for the calendar year in which his termination date occurs, (iii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date, (iv) extension of exercisability for the full term of any stock option, and (v) payment of his full COBRA premiums for 24 months following his termination date, if applicable conditions are met.

Mr. Pham is required to provide us 90 days’ written notice of the condition that qualifies as a Good Reason for his resignation and we will have 30 days from receipt of such notice to remedy such condition. If Mr. Pham fails to provide the required notice such that we have the opportunity to cure the condition prior to his resignation, or if he resigns more than nine months after the initial existence of the condition, his resignation shall not be deemed for Good Reason.

If we terminate Mr. Pham’s employment for Cause, as such term is defined in the employment agreement, or if Mr. Pham voluntarily terminates his employment without Good Reason upon 30 days written notice to us, Mr. Pham shall be entitled to receive Accrued Obligations, as such term is defined in the employment agreement and which includes earned, but unpaid, base salary, accrued, but unused, vacation, and vested benefits, as of the date of termination.

Pursuant to Mr. Pham’s employment agreement, if his employment is terminated due to his death or disability (as defined in the employment agreement), he is entitled to (i) a lump sum payment equal to twelve months of his base salary, (ii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date, and (iii) Accrued Obligations.

Matthew Szot Employment Agreement

Upon completion of the initial public offering, we entered into an employment agreement with Matthew Szot, our Chief Financial Officer, dated January 24, 2023. He initially received an annual salary of $375,000, which was increased to $415,000 effective June 1, 2023, $435,750 effective January 1, 2024 and $459,716 effective January 1, 2025. Mr. Szot is eligible for an annual target bonus of up to 50% of his base salary, with the actual amount of the bonus, if any, based upon the achievement of Mr. Szot and us of the applicable performance targets and goals as set by our board of directors.

Pursuant to Mr. Szot’s employment agreement, we will need to provide 90 days’ written notice to terminate his employment without Cause, as such term is defined in the employment agreement. If Mr. Szot resigns for Good Reason, as such term is defined in the employment agreement, or is terminated without Cause, unrelated to a Change of Control, as such term is defined in the employment agreement, he is entitled to (i) continuation of his base salary in effect immediately prior to termination for a period of 12 months, (ii) a lump sum payment equal to his target bonus for the calendar year in which his termination date occurs, (iii) full acceleration of any outstanding equity or equity-based awards as of his termination date, (iv) extension of exercisability for the full term of any stock option, and (v) payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

Mr. Szot will be required to provide us 90 days’ written notice of the condition that qualifies as a Good Reason for his resignation and we will have 30 days from receipt of such notice to remedy such condition. If Mr. Szot fails to provide the required notice such that we do not have the opportunity to cure the condition prior to his resignation, or if he resigns more than nine months after the initial existence of the condition, his resignation shall not be deemed for Good Reason.

If at any time during a Change of Control Period, as such term is defined in the employment agreement, Mr. Szot’s employment is terminated without Cause or Mr. Szot resigns for Good Reason, he is entitled to: (i) a lump sum payment equal to 12 months of his base salary in effect immediately prior to termination plus his target bonus for the fiscal year in which his termination date occurs; (ii) full acceleration of any outstanding equity or equity-based awards as of his termination date; (iii) extension of exercisability for the full term of any stock option; and payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

If we terminate Mr. Szot’s employment for Cause, or if Mr. Szot voluntarily terminates his employment without Good Reason upon 30 days written notice to us, Mr. Szot shall be entitled to receive Accrued Obligations, as such term is defined in the employment agreement, as of the date of termination.

Pursuant to Mr. Szot’s employment agreement, if his employment is terminated due to his death or Disability (as defined in the employment agreement), he is entitled to (i) a lump sum payment equal to twelve months of his base salary, (ii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date; and (iii) Accrued Obligations.

Jeffrey Cole Employment Agreement

On February 12, 2024, we entered into an employment agreement with Jeffrey Cole, our Chief Operating Officer, effective February 8, 2024. He initially received an annual salary of $405,000, which was increased to $425,250 effective January 1, 2025. Mr. Cole is eligible for an annual target bonus of up to 40% of his base salary, with the actual amount of the bonus, if any, based upon the achievement of Mr. Cole and us of the applicable performance targets and goals as set by our board of directors.

Pursuant to Mr. Cole’s employment agreement, we will need to provide 90 days’ written notice to terminate his employment without Cause, as such term is defined in the employment agreement. If Mr. Cole resigns for Good Reason, as such term is defined in the employment agreement, or is terminated without Cause, unrelated to a Change of Control, as such term is defined in the employment agreement, he is entitled to (i) continuation of his base salary in effect immediately prior to termination for a period of 12 months, (ii) a lump sum payment equal to his target bonus for the calendar year in which his termination date occurs, (iii) full acceleration of any outstanding equity or equity-based awards as of his termination date, (iv) extension of exercisability for the full term of any stock option, and (v) payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

Mr. Cole will be required to provide us 90 days’ written notice of the condition that qualifies as a Good Reason for his resignation and we will have 30 days from receipt of such notice to remedy such condition. If Mr. Cole fails to provide the required notice such that we do not have the opportunity to cure the condition prior to his resignation, or if he resigns more than 15 days after expiration of our 30 day period to remedy the condition, his resignation shall not be deemed for Good Reason.

If at any time during a Change of Control Period, as such term is defined in the employment agreement, Mr. Cole’s employment is terminated without Cause or Mr. Cole resigns for Good Reason, he is entitled to: (i) a lump sum payment equal to 12 months of his base salary in effect immediately prior to termination plus his target bonus for the fiscal year in which his termination date occurs; (ii) full acceleration of any outstanding equity or equity-based awards as of his termination date; (iii) extension of exercisability for the full term of any stock option; and payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

If we terminate Mr. Cole’s employment for Cause, or if Mr. Cole voluntarily terminates his employment without Good Reason upon 30 days written notice to us, Mr. Cole shall be entitled to receive Accrued Obligations, as such term is defined in the employment agreement, as of the date of termination.

Pursuant to Mr. Cole’s employment agreement, if his employment is terminated due to his death or Disability (as defined in the employment agreement), he is entitled to (i) a lump sum payment equal to twelve months of his base salary, (ii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date; and (iii) Accrued Obligations.

James Ferguson Employment Agreement

On February 4, 2025, we entered into an employment agreement with James Ferguson, our Chief Medical Officer, effective as of February 5, 2025, which provides for: (i) an annual salary of $505,000, (ii) a discretionary annual target bonus of up to 40% of his base salary, with the actual amount of the bonus, if any, based upon the achievement of Dr. Ferguson and us of the applicable performance targets and goals as set by our board of directors; and (iii) a stock option award for 60,000 shares of our Common Stock, which options shall vest 25% on March 1, 2026, with the balance vesting pro rata over thirty-six (36) months. Dr. Ferguson is also bound by confidentiality provisions.

If, after the six month anniversary, but prior to the one year anniversary, of the effective date of Dr. Ferguson’s employment agreement, such agreement is terminated by us without Cause or by Dr. Ferguson for Good Reason (as such terms are defined in the employment agreement), Dr. Ferguson will be entitled to receive continuation of payment of his base salary and the payment of his COBRA premiums for a period of six months. On or after the one-year anniversary of the effective date of Dr. Ferguson’s employment agreement, if such agreement is terminated by us without Cause or by Dr. Ferguson for Good Reason, he will be entitled to receive continuation of payment of his base salary and the payment of his COBRA premiums for a period of 12 months.

Dr. Ferguson will be required to provide us 90 days’ written notice of the condition that qualifies as a Good Reason for his resignation and we will have 30 days from receipt of such notice to remedy such condition. If Dr. Ferguson fails to provide the required notice such that we do not have the opportunity to cure the condition prior to his resignation, or if he resigns more than 15 days after expiration of our 30 day period to remedy the condition, his resignation shall not be deemed for Good Reason.

If at any time during a Change of Control Period, as such term is defined in the employment agreement, Dr. Ferguson’s employment is terminated without Cause or Dr. Ferguson resigns for Good Reason, he is entitled to: (i) a lump sum payment equal to 12 months of his base salary in effect immediately prior to termination plus his target bonus for the fiscal year in which his termination date occurs; (ii) full acceleration of any outstanding equity or equity-based awards as of his termination date; (iii) extension of exercisability for the full term of any stock option; and payment of his full COBRA premiums for 12 months following his termination date, if applicable conditions are met.

If we terminate Dr. Ferguson’s employment for Cause, or if Dr. Ferguson voluntarily terminates his employment without Good Reason upon 30 days written notice to us, Dr. Ferguson shall be entitled to receive Accrued Obligations, as such term is defined in the employment agreement, as of the date of termination.

Pursuant to Dr. Ferguson’s employment agreement, if his employment is terminated due to his death or Disability (as defined in the employment agreement), he is entitled to (i) a lump sum payment equal to twelve months of his base salary, (ii) full acceleration of any outstanding equity or equity-based awards that he has with respect to us or any of our affiliates as of his termination date; and (iii) Accrued Obligations.

Douglas Losordo Employment Agreement and Severance Agreement

Upon completion of the initial public offering, we entered into an employment agreement with Douglas Losordo, effective January 24, 2023. Under the employment agreement, Dr. Losordo continued to serve as our Chief Medical Officer until February 4, 2025. He initially received an annual base salary of $425,000, which was increased to $435,625 effective January 1, 2024 and increased to $457,406 effective January 1, 2025, with an annual targeted cash bonus of 40% of his base salary.

On February 4, 2025, we terminated our employment relationship with Douglas Losordo, on a mutual amicable basis. On February 7, 2025, we entered into a severance and release letter agreement (the “Severance Agreement”), with Dr. Losordo. Pursuant to the Severance Agreement, Dr. Losordo receives (i) a continuation of his base salary for six months, (ii) a lump sum payment equal to 50% of his annual target cash bonus for fiscal 2025, (iii) reimbursement of COBRA premiums for up to six (6) months, and (iv) accelerated vesting of all outstanding options issued to him, which remain exercisable until their original expiration date. The Severance Agreement contains a general release of all claims against us and our current and former officers, directors, employees and agents, and a non-disparagement clause relating to us or any released party.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning the number of shares of Common Stock underlying outstanding equity incentive awards for each of our named executive officers as of December 31, 2024:

	Option Awards						Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock not yet Vested (#)	Market Value of Shares or Units not yet Vested ($)
Quang X. Pham	01/18/2024	(1)	—	10,000	14.10	01/17/2034	—	—
Matthew Szot	01/18/2024	(1)	—	16,667	14.10	01/17/2034	—	—
Jeffrey Cole	07/11/2022	(2)	3,333	—	9.60	07/10/2032	—	—
Jeffrey Cole	01/18/2024	(1)	—	10,000	14.10	01/17/2034	—	—
Jeffrey Cole	04/02/2024	(3)	—	10,000	9.30	04/01/2034	—	—

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(1)      These options vest 25% on February 1, 2025 and thereafter pro rata on a monthly basis for the next 36 months.

(2)      These options vested monthly for one year and are fully vested.

(3)      These options vest 25% on April 1, 2025 and thereafter pro rata on a monthly basis for the next 36 months.

Equity Incentive Plans

2022 Successor Equity Incentive Plan

In October 2022, the Board adopted, and our stockholders approved, the Cadrenal Therapeutics, Inc. 2022 Successor Equity Incentive Plan (the “2022 Plan”), as a successor to and continuation of the Cadrenal Therapeutics, Inc. 2022 Equity Incentive Plan (the “Initial Plan”), which became effective on January 19, 2023, upon the effectiveness of the Registration Statement. All outstanding awards under the Initial Plan remain outstanding but no further grants will be made under the Initial Plan. The shares of Common Stock underlying any awards under the 2022 Plan and the Initial Plan that are forfeited, canceled or otherwise terminated, other than by exercise, will be added back to the shares of Common Stock available for issuance under the 2022 Plan. In addition, if any shares subject to an award under the 2022 Plan and the Initial Plan are tendered or withheld by the Company to satisfy any exercise price or tax withholding obligation, such tendered or withheld shares will be added back to the shares of Common Stock available for issuance under the 2022 Plan. Shares of Common Stock repurchased on the open market will not be added back to the shares of Common Stock available for issuance under the 2022 Plan. The principal purpose of the 2022 Plan is to attract, retain and incentivize the Company’s employees and other service providers through the granting of certain stock-based awards, including performance-based awards. The material terms of the 2022 Plan are summarized below.

Administration

The 2022 Plan vests broad powers in a committee to administer and interpret the 2022 Plan. Our board of directors has initially designated the compensation committee to administer the 2022 Plan. Except when limited by the terms of the 2022 Plan, the compensation committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the compensation committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

Our board of directors may amend, alter or discontinue the 2022 Plan and the compensation committee is able to amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2022 Plan or modifying the classes of participants eligible to receive awards under the 2022 Plan requires ratification by our stockholders in accordance with applicable law. Additionally, as described more fully below, neither the compensation committee nor the board of directors is permitted to reprice outstanding options or stock appreciation rights without shareholder consent.

Eligibility

Any of our employees, directors, and consultants, or those of our affiliates, are eligible to participate in the 2022 Plan and may be selected by the compensation committee to receive an award.

Vesting

The compensation committee determines the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specific individual or corporate performance goals, or other factors as determined in the compensation committee’s discretion (collectively, “Vesting Conditions”).

Shares of Stock Available for Issuance

The maximum number of shares of Common Stock that may be issued under the 2022 Plan will automatically increase on January 1 of each calendar year for a period of ten years commencing on January 1, 2024 and ending on (and including) January 1, 2033, pursuant to an “evergreen” provision contained therein, to a number of shares of Common Stock equal to 20% of the aggregate of: (i) the number of shares of Common Stock outstanding on December 31 of the preceding calendar year, plus (ii) the number of shares issuable upon exercise of outstanding warrants and pre-funded warrants on December 31 of the preceding calendar year; provided, however that the board of directors, or the compensation committee, may act prior to January 1 of a given calendar year to provide that the increase for such year will be a lesser number of shares of Common Stock. On January 1, 2025, the shares available under the 2022 Plan increased by 172,716 shares pursuant to the “evergreen” provision to a maximum of 479,685 shares. As of the date of this proxy statement, there are 40,019 shares available for future issuance under the 2022 Plan. All available shares may be utilized toward the grant of any type of award under the 2022 Plan. The 2022 Plan imposes a $100,000 limitation on the total grant date fair value with respect to which incentive stock options are exercisable for the first time by an individual optionee during any single calendar year.

In the event of any merger, consolidation, sale or disposition of all or substantially all our assets, sale or disposition of at least 50% of our outstanding securities, or other similar corporate transaction that affects our Common Stock, the board of directors or compensation committee shall make adjustments to the number and kind of shares authorized by the 2022 Plan and covered under outstanding 2022 Plan awards as it determines appropriate and equitable.

Shares subject to 2022 Plan awards that expire without being fully exercised or that are otherwise forfeited, cancelled or terminated may again be made available for issuance under the 2022 Plan. In addition, shares withheld in settlement of a tax withholding obligation, or in satisfaction of the exercise price payable upon exercise of an option, will again become available for issuance under the 2022 Plan.

Types of Awards

The following types of awards may be granted to participants under the 2022 Plan: (i) incentive stock options, or ISOs; (ii) nonqualified stock options, or NQOs and together with ISOs, options, (iii) stock appreciation rights, (iv) restricted stock, or (v) restricted stock units.

Stock Options.    An option entitles the holder to purchase from us a stated number of shares of Common Stock. An ISO may only be granted to an employee of ours or our eligible affiliates. The compensation committee will specify the number of shares of Common Stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of Common Stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of Common Stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The compensation committee may, in its sole discretion, permit payment of the exercise price of an option pursuant to a “cashless exercise,” in the form of previously owned shares of Common Stock based on the fair market value of the shares on the date the option is exercised, or through means of “net settlement,” which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option or by such other means as it deems acceptable.

All options shall be or become exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the compensation committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights.    A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of Common Stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the compensation committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the compensation committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of Common Stock, or a combination of both, at the board of director’s discretion.

Unless otherwise provided in an award agreement or determined by the compensation committee, if a participant terminates employment with us (or our affiliates) for any reason other than cause, the participant may exercise his or her unexercised options and stock appreciation rights, to the extent they were exercisable on the termination date, within the following period of time, provided however that in no event may any award be exercised after termination of its maximum term: (i) three months following the date of such termination if such termination is a termination without cause (other than any termination due to the participant’s disability or death); (ii) 12 months following the date of such termination if such termination is due to the participant’s disability; (iii) 18 months following the date of such termination if such termination is due to the participant’s death; or (iv) 18 months following the date of the participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable. If the participant terminates employment with us (or our affiliates) for cause, all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date. Unless otherwise provided by the compensation committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock.    A restricted stock award is a grant of shares of Common Stock, which are subject to forfeiture restrictions during a restriction period. The compensation committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. The restricted stock may be subject to Vesting Conditions. If the specified Vesting Conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Common Stock will be forfeited to us. At the end of the restriction period, if the Vesting Conditions have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. Unless otherwise provided in an award agreement or determined by the compensation committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted Stock Units.    Restricted stock units are granted in reference to a specified number of shares of Common Stock and entitle the holder to receive, on the achievement of applicable Vesting Conditions, shares of Common Stock. Unless otherwise provided in an award agreement or determined by the compensation committee, upon termination a participant will forfeit all restricted stock units that then remain subject to forfeiture.

Change of Control

In the event of a change of control, unless otherwise provided in a grant agreement, employment agreement or other agreement between the Company and the participant, and unless otherwise determined by an affirmative vote of a majority of the board of directors prior to the occurrence of such change of control: (i) the vesting and settlement of all outstanding awards to non-employee directors will be automatically accelerated and the shares immediately issued to the participant (or the Board may direct the payment of a cash settlement equal to the fair market value of the shares that would otherwise be issued to the participant); (ii) the settlement of vested awards to employees and consultants will automatically be accelerated and the shares immediately issued to the participant; and (iii) unvested awards to employees and consultants shall be terminated and forfeited unless the acquiring entity assumes, continues or substitutes any such awards. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A of the Code, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the unvested awards to employees and consultants upon a Change of Control, or direct the payment of a cash settlement equal to the fair market value of the shares that would otherwise be issued to the participant).

Repricing

Neither our board of directors nor the compensation committee may reduce the exercise price in effect for outstanding options under the 2022 Plan without obtaining the consent of any participant whose award would be materially impaired by such action.

Miscellaneous

Generally, awards granted under the 2022 Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or restricted stock units, unless and until such awards are settled in shares of Common Stock. Our obligation to issue shares or to otherwise make payments in respect of 2022 Plan awards will be conditioned on our ability to do so in compliance with all applicable laws and exchange listing requirements. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. The 2022 Plan expires 10 years after it became effective.

2022 Initial Equity Incentive Plan

We adopted the Initial Plan on July 11, 2022, which was later amended and restated on October 16, 2022, for purposes of clarifying the application of certain of the rules of the Initial Plan to awards approved before such amendment and restatement of the Initial Plan and to facilitate the transition to the 2022 Plan for the issuance and approval of awards. On October 16, 2022, the Board adopted, and our stockholders approved, the Cadrenal Therapeutics, Inc. 2022 Plan, as a successor to and continuation of the Initial Plan, which became effective on January 19, 2023. The 2022 Plan replaced the Initial Plan, except with respect to awards outstanding under the Initial Plan, and no further awards will be available for grant under the Initial Plan.

Clawback Policy

The Board has adopted a clawback policy which allows us to recover performance-based compensation, whether cash or equity, from a current or former executive officer in the event of an Accounting Restatement. The clawback policy defines an Accounting Restatement as an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws. Under such policy, we may recoup incentive-based compensation previously received by an executive officer that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the Accounting Restatement.

The Board has the sole discretion to determine the form and timing of the recovery, which may include repayment, forfeiture and/or an adjustment to future performance-based compensation payouts or awards. The remedies under the clawback policy are in addition to, and not in lieu of, any legal and equitable claims available to the Company. The clawback policy is filed as an exhibit to our 2024 Annual Report.

Equity Compensation Policy and Practices

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. It has been our practice to grant equity awards to our officers and directors upon their appointment. We intend to issue equity grants to our officers and/or directors at the same time each year, in connection with our first meeting of the Board of Directors each fiscal year. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our Common Stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

During the fiscal year ended December 31, 2024, we did not award any options to a named executive officer in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information, and ending one business day after the filing or furnishing of such report.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of July 28, 2025, by:

•        each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

•        each of the named executive officers;

•        each of our directors and director; and

•        all of our current executive officers and directors as a group

As of July 28, 2025, we had 2,046,854 shares of Common Stock outstanding, held by approximately 20 stockholders of record. This number does not include stockholders for whom shares are held in a “nominee” or “street” name.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 2,046,854 shares of our Common Stock outstanding as of July 28, 2025. We have deemed shares of our Common Stock subject to securities that are currently convertible or exercisable into shares of Common Stock, or convertible or exercisable into shares of our Common Stock within 60 days of July 28, 2025, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

Name of Beneficial Owner	Shares Beneficially Owned		Percentage
Named Executive Officers and Directors
Quang X. Pham	421,875	(1)	20.58%
Matthew Szot	39,236	(2)	1.91%
Jeffrey Cole	10,000	(3)	*
John Murphy	54,130	(4)	2.63%
Steven Zelenkofske	12,584	(5)	*
Glynn Wilson	10,971	(6)	*
All current executive officers and directors as a group (7 persons)	548,796		26.09%

5% Stockholders other than executive officers and directors
The PVBQ Living Trust	200,000	(1)	9.77%

____________

*        Represents beneficial ownership of less than one percent.

(1)      Includes (i) 218,333 shares of Common Stock owned by Quang X. Pham; (ii) 200,000 shares of Common Stock owned by The PVBQ Living Trust; and (iii) 3,542 shares of Common Stock issuable upon the exercise of options held by Mr. Pham that are exercisable within the 60-day period following July 28, 2025. The beneficiary of The PVBQ Living Trust (the “Trust”) is Mr. Pham’s child and Mr. Pham is the trustee of the Trust and has sole voting and disposition power with respect to the shares owned by the Trust. The address for the Trust is 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

(2)      Includes (i) 33,333 shares of Common Stock; and (ii) 5,903 shares of Common Stock issuable upon the exercise of options held by Mr. Szot that are exercisable within the 60-day period following July 28, 2025.

(3)      Includes 10,000 shares of Common Stock issuable upon the exercise of options held by Mr. Cole that are exercisable within the 60-day period following July 28, 2025.

(4)      Includes: (i) 40,986 shares of Common Stock; and (ii) 13,144 shares of Common Stock issuable upon the exercise of options held by Mr. Murphy that are exercisable within the 60-day period following July 28, 2025.

(5)      Includes: (i) 2,667 shares of Common Stock; and (ii) 9,917 shares of Common Stock issuable upon the exercise of options held by Dr. Zelenkofske that are exercisable within the 60-day period following July 28, 2025.

(6)      Includes (i) 3,333 shares of Common Stock; and (ii) 7,638 shares of Common Stock issuable upon the exercise of options held Dr. Wilson that are exercisable within the 60-day period following July 28, 2025.

Changes In Control

None.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Related-Person Transactions Policy and Procedures

Each of the related party transactions described below was negotiated on an arm’s length basis. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us. The following are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. We therefore urge you to review the agreements in their entirety. Copies of the forms of the agreements have been filed as exhibits to filings made with the SEC and are available electronically on the website of the SEC at www.sec.gov.

Other than the compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in the sections titled “Management” and “Executive Compensation,” we have not engaged in any transaction since January 1, 2023 and are not currently engaged in any transaction in which:

•        we have been or are to be a party to;

•        the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years; and

•        any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

For information on our compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, see the section titled “Executive Compensation.”

Our Policy Regarding Related Party Transactions

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). Our Board of Directors adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held Common Stock that is listed on Nasdaq. Under the policy:

•        any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by the Audit Committee; and

•        any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the Board of Directors or recommended by the compensation committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

•        management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with the Securities Act and the Exchange Act and related rules; and

•        management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director, should consider whether such transaction would compromise the director’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under the rules and regulations of the SEC, Nasdaq, and the Code.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ANNUAL REPORT/FORM 10-K

Cadrenal’s 2024 Annual Report is being made available to stockholders concurrently with this Proxy Statement, but which is not part of our proxy solicitation materials, on or about July 31, 2025 at www.proxyvote.com. Copies of the 2024 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.cadrenal.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Cadrenal stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Cadrenal Therapeutics, Inc., Attention: Corporate Secretary, 822 A1A North, Suite 306, Ponte Vedra, Florida 32082 or by calling us at (904) 300-0701. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2026 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than April 2, 2026. Such proposals must meet the requirements of the SEC to be eligible for inclusion in our 2026 proxy materials.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2026 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2026 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above no later than 90 days nor earlier than 120 days before the first anniversary of the prior year’s meeting. As a result, stockholders who intend to present proposals at the 2026 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on May 27, 2026 and no later than the close of business on June 26, 2026. However, if we hold the 2026 Annual Meeting on a date that is not within 30 days before or 30 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made. In addition, the stockholder’s notice must set forth the information required by our amended and restated bylaws with respect to each stockholder making the proposal and each proposal and nomination that such stockholder intends to present at the 2026 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Cadrenal Therapeutics, Inc., 822 A1A North, Suite 306, Ponte Vedra, Florida 32082.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Cadrenal nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 26, 2026. If the date of the 2026 Annual Meeting date is changed by more than 30 days before or after September 24, 2026, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Cadrenal knows of no other matters to be presented for stockholder action at the 2025 Annual Meeting. However, if any other matter is properly brought before the 2025 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Cadrenal will be voted in accordance with the discretion of the proxyholders.

By order of the Board of Directors,
/s/ Quang X. Pham
Quang X. Pham
Chairman and Chief Executive Officer

Ponte Vedra, Florida
July 31, 2025

C/O Transfer Online, Inc. 512 SE Salmon St. Portland, OR 97214 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 09/23/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 09/23/2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Steven Zelenkofske The Board of Directors recommends you vote FOR the following proposal: 2 To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for our fiscal year ending on December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Withhold For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000682076_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Annual Report is/are available at www.proxyvote.com CADRENAL THERAPEUTICS, INC. Annual Meeting of Stockholders Wednesday, September 24, 2025 10:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Quang Pham and Matthew Szot, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of CADRENAL THERAPEUTICS, INC. that the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) to be held virtually at 10:00 A.M., Eastern Time, on Wednesday, September 24, 2025 via live audio webcast which can be accessed by visiting www.virtualshareholdermeeting.com/CVKD2025, or any adjournment or postponement thereof. The purpose of the 2025 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2025 Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000682076_2 R2.09.05.010